PREPAID EXPENSES AND OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2023
PREPAID EXPENSES AND OTHER ASSETS
Schedule of prepaid expenses and other assets

	As of December 31,
	2022	2023
	RMB	RMB
Advances to suppliers	139,306	113,634
Other receivables	44,697	73,110
Prepayment for equipment	15,976	15,855
Lease hold improvement	5,234	2,389
Expected return assets	1,351	508
Total	206,564	205,496
Less: non-current portion	(22,856)	(18,824)
Prepaid expenses and other assets-current portion	183,708	186,672